Concentrations of Credit Risk	12 Months Ended
Dec. 31, 2014
Risks and Uncertainties [Abstract]
Concentrations of Credit Risk
Concentrations of Credit Risk

The Partnership’s transmission and storage and gathering operations provide services to utility and end-user customers located in the northeastern United States. The Partnership also provides services to customers engaged in commodity procurement and delivery, including large industrial, utility, commercial and institutional customers and certain marketers primarily in the Appalachian and mid-Atlantic regions. For the years ended December 31, 2014, 2013 and 2012, EQT accounted for approximately 69%, 88% and 87%, respectively, of the Partnership’s total revenues. Additionally for the year ended December 31, 2014, one customer accounted for approximately 16% of the Partnership's total revenues. Other than EQT, no single customer accounted for more than 10% of the Partnership's total revenues in 2013 or 2012.

Approximately 41% and 59% of third party accounts receivable balances of $16.5 million and $8.5 million as of December 31, 2014 and 2013, respectively, represent amounts due from marketers. The Partnership manages the credit risk of sales to marketers by limiting the Partnership’s dealings to those marketers that meet specified criteria for credit and liquidity strength and by actively monitoring these accounts. The Partnership may request a letter of credit, guarantee, performance bond or other credit enhancement from a marketer in order for that marketer to meet the Partnership’s credit criteria. The Partnership did not experience any significant defaults on accounts receivable during the years ended December 31, 2014, 2013 and